Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We, Rafi Amit, Chief Executive Officer of Camtek Ltd., and Ronit Dulberg, Chief Financial Officer of Camtek Ltd., each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report for Camtek Ltd. on Form 20-F for the year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, an that information contained in the Annual Report on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of Camtek Ltd.

Date: June 28, 2007

By: /s/ Rafi Amit —————————————— Rafi Amit Chief Executive Officer

By: /s/ Ronit Dulberg —————————————— Ronit Dulberg Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Camtek Ltd. and will be retained by Camtek Ltd. and furnished to the United States Securities And Exchange Commission or its staff upon request.